Retirement Benefits	9 Months Ended
Sep. 30, 2014
Compensation and Retirement Disclosure [Abstract]
Retirement Benefits
Retirement Benefits

The following table presents the components of net periodic pension cost and amounts recognized in other comprehensive income (loss) for our pension plans:

	Nine Months Ended
	September 30,
(in millions)	2014	2013
Components of net periodic pension cost:
Service cost	$1.1	$1.3
Interest cost	1.9	1.5
Expected return on plan assets	(2.1)	(1.8)
Amortization of actuarial losses(a)	0.3	0.8
Net periodic pension cost	$1.2	$1.8

(a)	Reflects amounts reclassified from accumulated other comprehensive income (loss) to net income.

In the nine months ended September 30, 2014, we contributed $1.9 million to our pension plans. In 2014, we expect to contribute approximately $2.0 million to our pension plans.